UNITED ASSET MANAGEMENT CORPORATION

                   AMENDED AND RESTATED 1994 STOCK OPTION PLAN
            [AS FURTHER AMENDED AND RESTATED AS OF DECEMBER 29, 1998]


                                    Preamble
                                    --------

         The plan (the "Plan") comprises three subplans: Subplan A covers options to be granted to any key employees, including officers, and any non-employees (other than directors) who provide important services to United Asset Management Corporation, a Delaware corporation ("UAM") or any of its subsidiaries or parents. Subplan B covers options to be granted to employees of UAM or of its subsidiaries who are subject to the income tax laws of the United Kingdom, to the extent that such options can be granted with favorable income tax treatment under such United Kingdom laws. Subplan C covers options to be granted to non-employee directors of UAM.

         Subject to the adjustments provided in the Plan, the aggregate number of shares of Common Stock of UAM which may be issued and sold pursuant to incentive stock options (as defined below) granted under Subplan A or Options (as defined below) granted under Subplan B of the Plan shall not exceed 11,900,000 shares of Common Stock (as defined below), which may be either authorized but unissued shares or treasury shares.(1) Except as provided below, the aggregate number of shares of Common Stock which may be issued and sold pursuant to non-incentive stock options (as defined below) granted under Subplan A or Subplan C of the Plan shall not exceed the number of shares specified in the preceding sentence (subject to the adjustments provided in the Plan), less
(1) the number of shares issued pursuant to Subplan A incentive stock options and Subplan B Options and (2) the number of shares underlying outstanding Subplan A incentive stock options and Subplan B Options. Notwithstanding the foregoing, additional shares of Common Stock may be issued and sold pursuant to non-incentive stock options granted under Subplan A or Subplan C in amounts up to the number of additional shares reserved for such purpose from time to time under one or more written resolutions adopted by the Committee (as defined below). The additional shares of Common Stock that the Committee may reserve for non-incentive stock options pursuant to the preceding sentence shall meet the following requirements: (1) all such additional shares must have been reacquired by UAM for not more than their fair market value at the time of reacquisition and (2) as of the date of the Committee's resolution to reserve the additional shares, the cumulative amount received in cash by UAM upon the exercise of options granted under the Plan shall not be less than the aggregate amount paid for the reacquired shares that are included in such resolution or in any prior resolution to reserve additional shares. If any option granted under the Plan shall terminate or expire without being fully exercised, the shares which have not been purchased will again become available for purposes of the Plan.



--------
(1) Of these 11,900,000 total shares, 6,400,000 were originally reserved under the Plan by action of the shareholders in 1994 and 5,500,000 have been reserved under the amended and restated Plan by action of the shareholders in 1997.

                     SUBPLAN A--U.S. SUBPLAN PORTION OF THE
                     --------------------------------------
                   AMENDED AND RESTATED 1994 STOCK OPTION PLAN
                   -------------------------------------------
               [AS FURTHER AMENDED AND RESTATED DECEMBER 29, 1998]
               ---------------------------------------------------


1.       Purpose of Subplan A

         The purpose of this Subplan A is to encourage key employees, including officers, of UAM and any present or future subsidiary and parent of UAM (hereinafter collectively referred to as the "Company") as well as non-employees (other than directors of UAM) who provide important services to the Company to acquire shares of common stock of UAM, $.01 par value per share (the "Common Stock"), and thereby increase their proprietary interest in the Company's success and provide an added incentive to remain in the employ of the Company. For purposes of this Subplan A, the words parent and subsidiary shall be interpreted in accordance with Section 422 and Section 424 of the Internal Revenue Code of 1986, as from time to time amended (the "Code"). It is intended that options granted under this Subplan A shall constitute either "incentive stock options" within the meaning of Section 422 of the Code, or "non-incentive stock options", as determined by the Committee named in Section 3 of this Subplan in its sole discretion and indicated on each form of option grant (the "Option Grant"), and the terms of this Subplan and the Option Grants shall be construed accordingly.

2.       Shares Reserved Under Subplan A

         Subject to the adjustment provided in Section 9, the aggregate number of shares of Common Stock which may be issued and sold pursuant to options granted under this Subplan A of the Plan shall be determined in accordance with the Preamble above.

3.       Administration

         Except to the extent otherwise provided in Subplan B, the Plan shall be administered by a committee (the "Committee") consisting of not less than three
(3) members of the Board of Directors of UAM (the "Board"). Each of the members of the Committee shall be a person who in the opinion of counsel to the Company is (i) a "non-employee" as such term is used in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), and (ii) an "outside director" as such term is used in Treasury regulation Section 1.162-27(e) (3) under Section 162(m) of the Code. The Committee shall be appointed by, and shall serve at the pleasure of, the Board of Directors. A majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all the members of the Committee without a meeting, shall constitute the acts of the Committee. The Committee shall have the powers granted to it in Sections 3, 4, 5, 7 and 8 of this Subplan A. The Committee is authorized to interpret this Subplan A and, subject to the provisions of the Subplan, to prescribe, amend, and rescind rules and regulations relating thereto. The Committee is further authorized, subject to the express provisions of this Subplan A, to alter or amend the form of Option Grant attached hereto as Exhibit A and to make all other determinations necessary or advisable in the administration of the Subplan. The interpretation and administration by the Committee of any provisions of this

Subplan A and the Option Grant shall be final and conclusive on all persons having any interest therein.

         Notwithstanding any other provision of this Plan, if the Committee determines that a person to whom an option may be granted under this Subplan A will neither be a "covered employee" within the meaning of Section 162(m) of the Code nor an employee subject to the short-swing profits rules of Section 16(b) of the Act at any time from the date of grant until the end of the term of any option which could be granted under this Subplan A at the time of such determination, such options may be granted to such person by a committee consisting of any number of members of the Board, any or all of whom would not then be eligible to serve on the Committee. With respect to all options referred to in this paragraph, the committee referred to in this paragraph shall have all powers otherwise granted to the Committee in Sections 3, 4, 5, 7 and 8 of this Subplan A, but the committee referred to in this paragraph shall not otherwise administer this Subplan A.

         No members of the Committee or of any committee referred to in the preceding paragraph or of the Board shall be held liable for any action or determination made in good faith with respect to the Plan, this Subplan A, or any option granted hereunder.

4.       Option Grants

         Options to purchase shares of Common Stock under this Subplan A may be granted to key employees (including officers and directors who are employees) of the Company and to non-employees who provide important services to the Company. The term "Employee" will include, for purposes of this Subplan A key employees as well as such non-employees who provide important services to the Company. In selecting the Employees to whom options will be granted and in deciding how many shares of Common Stock will be subject to each option, the Committee shall give consideration to the importance of an Employee's duties, to his experience with the Company, to his future value to the Company, to his present and potential contribution to the success of the Company, and to such other factors as the Committee may deem relevant. Subject to the express provisions of the Plan and the form of Option Grant incorporated herein by reference as from time to time altered or amended, the Committee shall have authority to determine with respect to each Option Grant the number of installments, the number of shares of Common Stock in each installment, and the exercise dates, and, to the extent not inconsistent with the applicable provisions of the Code, if any, may specify additional restrictions and conditions for any Option Grant. Each incentive stock option shall expire not later than ten years from the date of the grant of such option.

         Except as provided in Section 7 of this Subplan A, no incentive stock option may be granted to any Employee who, at the time such option is granted owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company within the meaning of Section 422 of the Code. Non-employees who provide services to the Company shall not be eligible to receive incentive stock options under the Plan.

         The date of grant of an option under this Subplan A shall be the date the Committee votes to grant the option, but no optionee shall have the right to exercise his option until the Company has executed and delivered the Option Grant to such optionee. Each option granted under this

Subplan A shall be evidenced by and subject to the terms and conditions of the Option Grant which is incorporated into the Plan by reference as from time to time altered or amended.

         No incentive stock option may be transferred by the optionee, other than by will or the laws of descent and distribution. An incentive stock option can be exercised during such individual's life only by him. Notwithstanding the foregoing, the Committee may grant non-incentive stock options under this Subplan A or under Subplan C that are transferable (subject to any terms and conditions imposed by the Committee) by the optionee, either directly or in trust, to one or more members of the optionee's family. Following any transfer permitted pursuant to this paragraph, of which the optionee has notified the Committee in writing, such option may be exercised by the transferee(s), subject to all terms and conditions of the Option Grant. For these purposes, the members of the optionee's family are only the optionee's: (i) spouse; (ii) lineal descendants; (iii) lineal ancestors; and (iv) siblings and spouses and children of such siblings.

5.       Option Price

         The price per share at which each option granted under this Subplan A may be exercised shall be determined by the Committee subject to the provisions of this Section 5. In the case of an incentive stock option, the exercise price shall not be less than the fair market value per share on the date of the grant, as determined by the Committee in accordance with applicable provisions of the Code then in effect. In the case of a non-incentive stock option, the exercise price shall not be less than 50% of the fair market value per share on the date of grant, as so determined. In no event shall the option price per share for any option under the Plan be less than the par value per share.

6.       Limitation on Amount

         The aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year under all plans of the Company shall not exceed $100,000. To the extent that the aggregate value of such options (determined in the order in which they were granted) exceeds such amount, such options shall be treated as non-incentive stock options.

         The maximum number of shares with respect to which any options may be granted under the Plan (including this Subplan A) to any individual during any single calendar year shall be 300,000 shares.

7.       Special Rule for 10 Percent Shareholders

         The Committee may grant incentive stock options under this Subplan A to Employees who own more than 10 percent of the combined voting stock of the Company if (i) at the time of the Option Grant the price per share at which the option may be exercised is at least 110 percent of the fair market value of the stock subject to the option and (ii) such option is not exercisable after the expiration of five years from the date such option is granted.

8.       Non-Incentive Stock Options

         Notwithstanding the provisions of Sections 4, 5, 6 and 7 of this Subplan A, the Committee may grant options which in one or more respects do not meet the requirements for incentive stock options established by Section 422 of the Code. The Committee shall indicate on each Option Grant whether an incentive stock option within the meaning of Section 422 of the Code or a non-incentive stock option is thereby granted.

         Except as otherwise provided in this Subplan A, the Committee, in its sole discretion, shall establish the terms and conditions for each non-incentive stock option which it grants. Such terms and conditions may, but need not, include some or all of the provisions of Sections 4, 5, 6 and 7 of this Subplan A with respect to incentive stock options. If the Committee grants an option which in all respects meets the requirements for incentive stock options it may nonetheless designate such option a non-incentive stock option on the Option Grant.

9.       Adjustment of Shares Reserved Under the Plan

         The aggregate number and kind of shares reserved under the Plan, the maximum number of shares as to which options may be granted to any individual and the option price per share shall be appropriately adjusted by the Board in the event of any recapitalization, stock split, stock dividend, combination of shares, or other similar change in the capitalization of the Company, but no adjustment in the option price shall be made which would reduce the option price per share to less than the par value per share, and any adjustment in the option price for options granted under Subplan B of the Plan shall be subject to the requirements of Rule 5 of Subplan B.

10.      Dissolution or Reorganization

(A)      Vesting Provisions

 (1) Notwithstanding anything to the contrary in this Subplan A, or in the Option Grant, an optionee may purchase the full amount of shares of Common Stock for which options have been granted to such optionee (the "optioned shares") and for which the options have not been exercised, upon the occurrence of any of the following events (individually and collectively a "Change of Control" over the Company):

                  (a) Stock Transfer of 20% or More. The acquisition by any individual, entity or group (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 20 percent or more of either (i) the then outstanding shares of the Common Stock or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of the directors (the "Outstanding Company Voting Securities"); provided, however, that no change in such beneficial ownership percentage that results solely from a change in the aggregate number of outstanding shares of Common Stock or Outstanding Company Voting Securities shall constitute a Change of Control; provided further, however, that the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege); (B) any acquisition by the


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


                  Company or by any corporation controlled by the Company; (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (D) any acquisition by any corporation pursuant to a consolidation or merger, if, following such consolidation or merger, the conditions described in clauses (i), (ii), and (iii) of paragraph (c) below are satisfied; or

                  (b) Change in Incumbent Board of 50% or More. Individuals who, as of November 19, 1998 (the "Effective Date"), constitute the Board (the "Incumbent Board") ceasing for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote or resolution of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                  (c) Merger Without Continuity of Ownership in Excess of 60%. Adoption by the Board of a resolution approving an agreement of consolidation of the Company with or merger of the Company into another corporation or business entity in each case, unless, following such consolidation or merger, (i) more than 60 percent of, respectively, the then outstanding shares of common stock of the corporation resulting from such consolidation or merger and/or the combined voting power of the then outstanding voting securities of such corporation or business entity entitled to vote generally in the election of directors (or other persons having the general power to direct the affairs of such entity) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Common Stock and Outstanding Company Voting Securities immediately prior to such consolidation or merger in substantially the same proportions as their ownership, immediately prior to such consolidation or merger, of the Common Stock and/or Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation or other business entity resulting from such consolidation or merger and any Person beneficially owning, immediately prior to such consolidation or merger, directly or indirectly, 35 percent or more of the Common Stock and/or Outstanding Company Voting Securities, as the case may
                  be) beneficially owns, directly or indirectly, 35 percent or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such consolidation or merger or the combined voting power of the then outstanding voting securities of such corporation or business entity entitled to vote generally in the election of its directors (or other persons having the general power to direct the affairs of such entity) and (iii) at least a majority of the members of the board of directors
                  (or other group of persons having the general power to direct the affairs of the corporation or other business entity) resulting from such consolidation or merger were members of the Incumbent Board at the time of the execution of the initial agreement providing for such consolidation or merger; provided that any right which shall vest by reason of the action of the Board pursuant to this paragraph (c) shall be divested, with respect to any such right not already exercised, upon (A) the rejection of such agreement of consolidation or merger by the stockholders of the Company or (B) its abandonment by either party thereto in accordance with its terms; or

                  (d) Sale of Assets or Dissolution. Adoption by the requisite majority of the whole Board, or by the holders of such majority of stock of the Company as is required by law or by the Certificate of Incorporation or By-Laws of the Company as then in effect, of a resolution or consent authorizing (i) the dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation or other business entity with respect to which, following such sale or other disposition, (A) more than 60 percent of, respectively, the then outstanding shares of common stock of such corporation and/or the combined voting power of the outstanding voting securities of such corporation or other business entity entitled to vote generally in the election of directors (or other persons having the general power to direct the affairs of such entity) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportions as their ownership, immediately prior to such sale or other disposition, of the Common Stock and/or Outstanding Company Voting securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation or other business entity and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 35 percent or more of the Common Stock and/or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 35 percent or more of, respectively, the then outstanding shares of common stock of such corporation and/or the combined voting power of the then outstanding voting securities of such corporation or other business entity entitled to vote generally in the election of directors (or other persons having the general power to direct the affairs of such entity) and (C) at least a majority of the members of the board of directors (or other group of persons having the general power to direct the affairs of such corporation or other entity) were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company; provided that any right which shall vest by reason of the action of the Board or the stockholders pursuant to this paragraph (d) shall be divested, with respect to any such right not already exercised, upon the abandonment by the

                  Company of such dissolution, or such sale or other disposition of assets, as the case may be.

(2) Notwithstanding subsection (1) hereof, holder(s) of any unexercised option(s) that meet the requirements for incentive stock options under Section 422 of the Code (the rights being "ISO Rights", and such holder being an "ISO Optionee"), may elect at any time to waive the applicability of subsections (1) hereof to such ISO Optionee's ISO Rights.

(3) Notwithstanding subsections (1) or (2) hereof, after a Change of Control, and upon adoption of a plan of dissolution, liquidation, merger, consolidation, or reorganization of the Company (the "Event"), the Board may decide to terminate each outstanding option granted under this Subplan A. If the Board so decides, such option(s) shall terminate as of the effective date of the Event, but the Board shall suspend the exercise of all outstanding options a reasonable time prior to the Event, giving each optionee not less than fourteen days' prior written notice of the date of suspension, prior to which an optionee may purchase in whole or in part the shares available to him as of the date of receipt of the notice. If the Event is not consummated, the suspension shall be removed and all options shall continue in full force and effect, subject to the terms of their respective option grants.

(B)      Expired Options

         Nothing herein shall allow the optionee to purchase optioned shares, the options for which have expired.

11.      Amendment and Termination of Plan and Subplan A

         The Board may amend, suspend, or terminate the Plan and/or this Subplan A, including the form of Option Grant incorporated herein by reference. No such action, however, may, without approval or ratification by the shareholders, increase the maximum number of shares reserved under the Plan except as provided in Section 9 of this Subplan A, Rule 5 of Subplan B, or Section 8 of Subplan C, alter the class or classes of individuals eligible for options, or make any other change which, pursuant to the Code or regulations thereunder or Section 16(b) of the Act and the rules and regulations promulgated thereunder, requires action by the shareholders. No such action may, without the consent of the holder of the option, alter or impair any option previously granted.

         In any event, the Plan shall terminate 10 years from the date of adoption of the amended and restated Plan by the Board of Directors, or if earlier, from the date of its approval by the shareholders. Any shares remaining under the Plan at the time of termination which are not subject to outstanding options and any shares which thereafter become available because of the expiration or termination of an option shall cease to be reserved for purposes of the Plan.

12.      Right to Terminate Employment

Nothing contained herein or in any Option Grant executed pursuant hereto shall restrict the right of the Company to terminate the employment of any optionee at any time.


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


13.      Date of Adoption

         The date of adoption of this amended and restated Plan by the Board is January 20, 1997, as further amended by action of the board on November 19, 1998.


14.      Date of Approval

The date of approval of this amended and restated Plan by the shareholders and the Plan's effective date is May 15, 1997.









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



                      SUBPLAN B--UK SUBPLAN PORTION OF THE
                      ------------------------------------
                   AMENDED AND RESTATED 1994 STOCK OPTION PLAN
                   -------------------------------------------
               [AS FURTHER AMENDED AND RESTATED DECEMBER 29, 1998]
               ---------------------------------------------------

                RULES OF THE UNITED ASSET MANAGEMENT CORPORATION
                          EMPLOYEE SHARE OPTION SCHEME

1.       DEFINITIONS

         In this Scheme (hereinafter sometimes referred to as the "UK Subplan"), unless the context otherwise requires, the following words and expressions shall have the following meanings:

         "Act"                            the U.S. Securities Exchange Act of 1934, as amended,
                                          and the rules and regulations promulgated thereunder

         Adoption Date"                   the date on which the Scheme is adopted by the Company

         "Associated Company"             the meaning given to that term in Section 416 of the
                                          U.K. Income and Corporation Taxes Act 1988

         "Auditors"                       the auditors for the time being of the Company
                                          (acting as experts and not as arbitrators)

         "Board"                          the board of directors of the Company

         "Change of Control"              the meaning given to that term in Rule 6.1 of this
                                          Scheme

         "Code"                           the U.S. Internal Revenue Code of 1986, as amended,
                                          and regulations promulgated thereunder

         "Committee"                      the committee established by the Board pursuant to
                                          Rule 10.4

         "Company"                        United Asset Management Corporation

         "Control"                        the meaning given to that word by Section 840 of the
                                          U.K. Income and Corporation Taxes Act 1988

         "Date of Grant"                  the date on which an Option is, was or is to be
                                          granted under the Scheme

         "Effective Date"                 19 November 1998

         "Eligible Employee"              any employee of any Participating Company who is
                                          subject to the income tax laws of the United Kingdom
                                          and who is normally required to devote to his duties
                                          not less than 20


                                       9




                                          hours per week (excluding meal breaks) (in the case
                                          of an employee who is also a director of any
                                          Participating Company, 25 hours per week (excluding
                                          meal breaks)) and is not precluded by paragraph 8
                                          of Schedule 9 from participating in the Scheme

         "Event"                          the dissolution, liquidation, merger, consolidation,
                                          or reorganization of the Company

         "Group"                          that group comprising all of the Participating
                                          Companies

         "Incumbent Board"                the individuals who, as of the Effective Date,
                                          constitute the Board

         "Issued Company Voting           the then issued voting securities of the Company entitled
         Securities"                      to vote generally in the election of the Board


         "Market Value"                   on any day the closing sales price in U.S. Dollars of
                                          a Share as derived from the consolidated tape of The
                                          New York Stock Exchange for such day or, if such day,
                                          as not a trading day or if no Shares sold on such
                                          day, such closing sales price on the next previous
                                          trading day on which a sale occurred

         "Option"                         a right to purchase Shares under the Scheme

         "Option                          the certificate embodying an Option granted in accordance
         Certificate"                     with these Rules

         "Option Holder"                  an individual to whom an Option has been granted
                                          pursuant to the Scheme

         "Participating                   the Company and any other corporation which it Controls
         Company"

         "Person"                         any individual, entity or group (within the meaning
                                          of Section 13(d)(3) or 14(d)(2) of the Act

         "Plan"                           the  United  Asset  Management Corporation 1994 Stock
                                          Option Plan, of which this Scheme is an integral part

         "Price"                          the price determined by the Committee in U.S. Dollars
                                          at which each Share subject to an Option may be acquired
                                          on the exercise of that Option, which price shall be,
                                          subject to Rule 5, not less than the higher of:


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


                                          (i)           the par value (if any) of a Share and

                                          (ii)          the  Market  Value of a Share on the Date
                                                        of Grant of that Option

         "Relevant Emoluments"            the meaning given to that term in sub-paragraph (2) of
                                          paragraph 28 of Schedule 9 by virtue of subparagraph
                                          (4) of that paragraph

         "Rules"                          the terms of the Scheme, as  expressed  herein and as
                                          amended from time to time

         "Schedule 9"                     Schedule  9 to the U.K. Income and Corporation Taxes
                                          Act 1988

         "Scheme"                         this U.K. Subplan, as set forth in these Rules as
                                          amended from time to time

         "Share"                          a share of common stock, U.S. $.01 par value, in the
                                          capital of the Company which satisfies the conditions
                                          specified in paragraphs 10 to 14 inclusive of
                                          Schedule 9 and which may either be an  authorized but
                                          unissued share or a treasury share

         "Sterling Value"                 in respect of an Option, the sterling equivalent of
                                          the appropriate Price, calculated by reference to the
                                          U.S. Dollar/Sterling exchange rate prevailing on the
                                          Date of Grant of that Option

         "Subplan A"                      the portion of the Plan applicable to key  employees
                                          of, and non-employees (other than directors of the
                                          Company) who provide important services to, a
                                          Participating Company

         `Subplan C"                      the portion of the Plan applicable to non-employee
                                          directors of the Company

         "Subsisting Option"              an Option which has neither lapsed nor been exercised
                                          or released, given up, or surrendered by its holder

         "UK Subplan"                     the portion of the Plan  comprising the Scheme as set
                                          forth in these Rules

         "Year of Assessment"             year  beginning  on any 6th  April  and  ending  on the
                                          following 5th April

Where the context permits the singular shall include the plural and vice versa and the masculine shall include the feminine. References to any Act or statute shall include any statutory

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


modification, amendment or re-enactment thereof. Headings are for ease of reference only and shall not affect the construction or interpretation of these Rules.

2.       GRANT OF OPTION

2.1 Subject to the terms of these Rules, the Committee may at its absolute discretion, from time to time, grant Options to any Eligible Employees under the Scheme by issuing Option Certificates to them, complying with Rule 2.2 below.

2.2      Each Option Certificate shall be under seal and shall specify:

         i.         the Date of Grant of the relevant Option;

         ii. the number of Shares for which the Option is granted (which shall not be so large that the grant of an Option for that number of Shares would cause the applicable limits specified in Rule 3 to be exceeded);

         iii.       the Price at which the relevant Shares can be acquired; and

         iv. any conditions on the Option imposed by the Committee, including (without limitation) any vesting schedule.

         In addition each Option Certificate shall indicate that Options cannot be transferred, assigned or charged and that any purported transfer, assignment or charge shall cause the relevant Option to lapse forthwith.

         Each Option Certificate shall be accompanied by a "form of acceptance" (as described in Rule 4.3) which shall indicate that the Option to which it relates will automatically lapse if the Option holder does not sign and return such form to the Company within 3 months of the Date of Grant.

3.       LIMITATIONS

3.1 Subject to adjustment as provided in Rule 5, the aggregate number of Shares in respect of which Options may be granted under the Scheme on any Date of Grant or which may be issued and sold pursuant to such Options shall not exceed 6,985,367 Shares, less (i) any Shares then subject to any outstanding incentive stock option granted under Subplan A of the Plan or previously issued pursuant to any such incentive stock option and (ii) any shares that are then subject to any outstanding non-incentive stock option granted under Subplan A or Subplan C or previously issued pursuant to any such non-incentive stock option and are not reacquired shares (as described in the Preamble to the Plan). If any Option granted under the Plan shall lapse or shall be released, given up or surrendered without being fully exercised, the Shares which have not been purchased under the Option shall again become available for purposes of the Plan.

3.2 No Option shall be granted to an Eligible Employee if immediately following such grant he would hold Subsisting Options with an aggregate Sterling Value exceeding (pound)30,000.

         For the purposes of this Rule 3.2. Options shall include all Options granted under this Scheme and all options granted under any other scheme approved under Schedule 9 and established by the Company or any Associated Company.

3.3 The maximum number of Shares with respect to which any options may be granted under the Plan (including this UK Subplan) to any individual during any single calendar year shall be 100,000 Shares.

4.       EXERCISE OF OPTIONS

4.1 Any Option which has not lapsed may be exercised only after the earliest of the following events:

         i.         the first anniversary of the Date of Grant;

         ii.        the death of the Option holder;

         iii. the Option holder ceasing to be an employee of any Participating Company by reason of injury, disability, redundancy or retirement or, at the discretion of the Committee, for any other reason;

         iv. a Change of Control of the Company, but only in respect of an Option granted after April 1, 1999.

         Provided always that when granting an Option the Committee may provide that the Option or any part of it shall not become exercisable under sub Rules 4.1 (i), (ii) or (iii) above until after such time(s) as the Committee determine and any such restriction on the Option's exercisability shall be set forth in the Option Certificate for that Option. For the avoidance of doubt, once an Option has become exercisable under Rule 4.1 (iv), it shall be exercisable in full.

4.2 Once an Option has become exercisable under Rule 4.1 above, it may be exercised either in whole or in part at any time unless or until it shall lapse under Rule 4.3 below, but subject in all cases to Rule 7 below.

4.3      An Option shall lapse on the earliest of the following events:

         i. the expiry of three months from the Date of Grant, unless the Option holder has previously given notice to the Company of his acceptance of the Scheme's Rules using the form of acceptance supplied to him with the relevant Option Certificate;

         ii. subject to a shorter period specified in the Option Certificate, the tenth anniversary of the Date of Grant;

         iii. subject to a shorter period specified in the Option Certificate, the first anniversary of the Option holder's death;

         iv. the Option holder ceasing to be an employee of any Participating Company by reason of gross misconduct;

         v. subject to a shorter period specified in the Option Certificate, the expiry of three months after the date on which the Option holder ceases to be an employee of any Participating Company otherwise than by reason of death or gross misconduct in circumstances in which sub-clause (iv) applies;

         vi.        the Option holder being adjudicated bankrupt; and

         vii. the first date upon which the Option holder purports to transfer, assign or charge the Option.

5.       VARIATION OF SHARE CAPITAL

         In the event of any capitalization or rights issue or any stock split or stock dividend or any consolidation, sub-division or reduction of capital by the Company, the number of Shares subject to any Option and the Price payable for each of those Shares shall be adjusted in such manner as the Auditors confirm to be fair and reasonable provided that:

         i. the aggregate amount payable on the exercise of any Option in full is not increased;

         ii. the Price of a Share is not reduced below its par value if any;

         iii. no adjustments shall be made without the prior approval of the Board of Inland Revenue; and

         iv. following the adjustment the Shares continue to satisfy the conditions specified in paragraphs 10 to 14 inclusive of
                    Schedule 9.

6.       CHANGE OF CONTROL

6.1 A Change of Control shall be the occurrence of any of the following events:

         i.         Stock Transfer of 20% or More

                    the acquisition by a Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 20 percent or more of either (a) the then issued Shares of the Company or (b) the combined voting power of the Issued

                    Company Voting Securities; provided, however, that no change in such beneficial ownership percentage that results solely from a change in the aggregate number of outstanding Shares or Issued Company Voting Securities shall constitute a Change of Control; provided further, however, that the following acquisitions shall not constitute a Change of
                    Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege); (B) any acquisition by the Company or any Associated Company; (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Associated Company; or (D) any acquisition by any corporation pursuant to a consolidation or merger, if, following such consolidation or merger, the conditions described in clauses (a), (b), and (c) of Rule 6.1(iii) below are satisfied; or

         ii.        Change in Incumbent Board of 50% or More

                    the Incumbent Board ceasing for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote or resolution of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the
                    Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         iii.       Merger Without Continuity of Ownership in Excess of 60%

                    the adoption by the Board of a resolution approving an agreement of consolidation of the Company with or merger of the Company into another corporation or business entity in each case, unless, following such consolidation or merger,
                    (a) more than 60 percent of, respectively, the then issued shares of common stock of the corporation resulting from such consolidation or merger and/or the combined voting power of the then issued voting securities of such corporation or business entity entitled to vote generally in the election of directors (or other persons having the general power to direct the affairs of such entity) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Shares and Issued Company Voting Securities immediately prior to such consolidation or merger in substantially the same proportions as their ownership, immediately prior to such consolidation or merger, (b) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation or other business entity resulting from such consolidation or merger and any Person beneficially owning, immediately prior to such consolidation or merger, directly or indirectly, 35 percent or more of the

                    Shares and/or Issued Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 35 percent or more of, respectively, the then issued shares of common stock of the corporation resulting from such consolidation or merger or the combined voting power of the then outstanding voting securities of such corporation or business entity entitled to vote generally in the election of its directors (or other persons having the general power to direct the affairs of such entity) and (c) at least a majority of the members of the board of directors (or other group of persons having the general power to direct the affairs of the corporation or other business entity) resulting from such consolidation or merger were members of the Incumbent Board at the time of the execution of the initial agreement providing for such consolidation or merger; provided that any right which shall vest by reason of the action of the Board pursuant to this paragraph (iii) shall be divested, with respect to any such right not already exercised upon (A) the rejection of such agreement of consolidation or merger by the shareholders of the Company or (B) its abandonment by either party thereto in accordance with its terms; or

         iv.        Sale of Assets or Dissolution

                    the adoption by the requisite majority of the whole Board, or by the holders of such majority of stock of the Company as is required by law or by the certificate of incorporation or by-laws of the Company as then in effect, of a resolution or consent authorizing (a) the dissolution of the Company or
                    (b) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation or other business entity with respect to which, following such sale or other disposition, (A) more than 60 percent of, respectively, the then issued shares of common stock of such corporation and/or the combined voting power of the issued voting securities of such corporation or other business entity entitled to vote generally in the election of directors (or other persons having the general power to direct the affairs of such entity) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Shares and/or Issued Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportions as their ownership, immediately prior to such sale or other disposition, of the Shares and/or Issued Company Voting Securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation or other business entity and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 35 per cent or more of the Shares and/or Issued Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 35 percent or more of, respectively, the then issued shares of common stock of such corporation and/or the combined power of the then outstanding voting securities of such corporation or other business entity entitled to vote generally in the election of directors (or other persons having the general power to direct the affairs of such entity) and (C) at least a majority of the members of the board of directors (or other group of persons having the general power to direct the affairs of such corporation or other entity) were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company; provided that any right which shall vest by reason of the action of the Board or the stockholders pursuant to this paragraph (iv) shall be divested, with respect to any such right not already exercised, upon the abandonment by the Company of such dissolution, or such sale or other disposition of assets, as the case may be.

6.2 In the event of a Change of Control of the Company, notwithstanding any decision of the Board restricting the Option's exercisability under Rule 4.1, all Options shall be exercisable in full or in part at the Option holder's discretion provided that one of the events referred to in Rule 4.1(i) to (iv) has occurred.

6.3 Notwithstanding Rule 4.1, after a Change of Control, and upon the adoption of a plan for an Event, the Board may elect to terminate each Subsisting Option. If the Board so elects, such Option shall terminate as of the effective date of the Event, but the Board shall suspend the exercise of all Subsisting Options a reasonable time prior to the Event, giving each Option holder not less than fourteen days written notice of the date of suspension, prior to which an Option holder may purchase in whole or in part the Shares available to him as of the date of receipt of the notice. If the Event is not consummated, the suspension shall be removed and all Options shall continue in full force and effect, subject to the terms of their respective Option Certificates.

6.4 For the avoidance of doubt, nothing in this Rule 6 shall entitle an Option holder to exercise an Option which has previously lapsed.

7.       MANNER OF EXERCISE OF OPTIONS

7.1 No Option may be exercised by an individual at any time when he is precluded by paragraph 8 of Schedule 9 from participating in the Scheme.

7.2 An Option shall be exercised by the Option holder, or as the case may be his personal representative, giving notice to the Company in writing of the number of Shares in respect of which he wishes to exercise the Option and making arrangements reasonably acceptable to the Committee for payment of the appropriate amount, and submitting the relevant Option Certificate. Any such notice shall be effective on the date of its receipt by the Company.

7.3 Shares shall be allocated and issued pursuant to a notice of exercise within 30 days of the date of exercise.

8.       RIGHTS ATTACHING TO SHARES

         All Shares allocated pursuant to the exercise of an Option shall rank pari passu in all respects with all other Shares in issue at the date of such allocation.

9.       AVAILABILITY OF SHARES

         The Company shall at all times procure that it can secure the issue or the transfer of sufficient Shares to permit the exercise of all Subsisting Options.

10.      LOSS OF OFFICE

         If any Option holder shall cease to be an employee of a Participating Company within the Group for any reason, he shall not be entitled by way of compensation for loss of office or otherwise howsoever to any sum or other benefit to compensate him for any loss of any right under the Scheme, and in returning the form of acceptance referred to in Rule
         4.3 he shall be deemed to have agreed to this.

11.      ADMINISTRATION AND AMENDMENT

11.1 No member of the Committee or the Board shall be held liable for any action or determination made in good faith with respect to the Plan, the UK Subplan, these Rules or any Option granted hereunder.

11.2 The cost of establishing and operating the Scheme shall be borne by the Participating Companies in such proportions as the Board shall determine.

11.3 The Board may from time to time suspend or terminate the Plan and/or the UK Subplan or amend these Rules or the form of Option Certificate, provided that:

         i. no such action may, without approval or ratification by the Company's shareholders, increase the maximum number of Shares reserved under the UK Subplan (except as provided in Rule 5) or under the Plan (except as otherwise expressly provided in the Plan), alter the class or classes of employees eligible for Options, or make any other such change which, pursuant to Section 16(b) of the Act and the rules and regulations promulgated thereunder, requires action by the Company's shareholders;

         ii. except as provided in Rule 11.5, no such action may detrimentally affect an Option holder as regards an Option granted prior to the taking of such action; and

         iii. no amendment to these Rules shall have effect until approved by the Board of the Inland Revenue.

11.4 The Scheme shall be administered by the Committee, the members of which shall be appointed by and shall serve at the pleasure of the Board (subject to the restrictions of this Rule 11.4). Notwithstanding the foregoing, until and unless the Board shall have constituted the Committee pursuant to this Rule 10.4, the committee serving from time to time as administrator of the Plan generally shall also serve as the Committee for purposes of the UK Subplan. Actions taken by a majority of the members present at any meeting of the Committee at which a quorum is present, and any acts approved in writing by all members of the Committee without a meeting, shall constitute the acts of the Committee. The Committee shall have all powers of administration granted under these Rules, except such powers as are expressly reserved to the Board. The Committee is authorized to interpret these Rules and, subject to the provisions of Rule 11.3, to prescribe, amend, and rescind rules and regulations relating thereto. The Committee is further authorized. subject to the express provisions of the Plan and these Rules, to alter or amend the form of Option Certificate pursuant to which Options may be granted under the Scheme from time to time and to make all determinations necessary or advisable in the administration of the Scheme. The interpretation and administration by the Committee of any provisions of the Plan and the UK Subplan, including these Rules, and any Option Certificate issued pursuant to the Scheme shall be final, binding and conclusive on all persons having any interest therein.

11.5 Any notice or communication to be given by or on behalf of the Company to any Eligible Employee may be given by personal delivery or by sending the same by ordinary post to his last known address in which case it shall be deemed to have been received on the day after it was posted. Any notice, document, option, share certificate or other communication sent by post shall be sent at the risk of the Eligible Employee involved.

11.6 Unless otherwise provided any notice or other communication to be given by an Eligible Employee to the Company shall be regarded as having been properly given if sent or delivered to the company secretary of the Participating Company by whom he is employed at that company's registered office, any such communication being effective only upon receipt.

11.7 The Scheme shall at all times be read in accordance with the provisions of the U.K. Income and Corporation Taxes Act 1988 and insofar as any of its Rules shall be inconsistent with any of the said provisions and/or with any requirements of the Board of Inland Revenue necessary for its approval or continued approval under the said Act they shall be deemed automatically varied or deleted in such a way as to ensure compliance with the same.

          SUBPLAN C--NON-EMPLOYEE ("ELIGIBLE") DIRECTOR PORTION OF THE
          ------------------------------------------------------------
                   AMENDED AND RESTATED 1994 STOCK OPTION PLAN
                   -------------------------------------------
               [AS FURTHER AMENDED AND RESTATED DECEMBER 29, 1998]
               ---------------------------------------------------


1.       Purpose of Subplan C

         The purpose of this Subplan C is to grant options to purchase shares of the common stock, $.01 par value (the "Common Stock"), of United Asset Management Corporation (the "Company") to Eligible Directors (as defined in
Section 4 of this Subplan) of the Company at market value on the date of grant, and to permit the granting of stock options to Eligible Directors at an exercise price less than market value at the date of grant as an alternative to the payment of Directors' fees in cash. The Company believes that the granting of such options will serve to enhance the Company's ability to attract and retain the services of such persons, to provide additional incentives to them and to encourage the highest level of performance by them by offering them a proprietary interest in the Company's success. The Company also believes that the Plan will encourage directors to make greater equity investment in the Company, more closely aligning the interests of the directors and the stockholders.

2.       Shares Reserved Under Subplan C

         Subject to the adjustment provided in Section 8, the aggregate number of shares of Common Stock which may be issued and sold pursuant to options granted under this Subplan C of the Plan shall not exceed 800,000 shares (or, if less, the then remaining aggregate number of shares determined in accordance with the Preamble to the Plan), which may be either authorized but unissued shares or treasury shares. If any option granted under the Plan shall terminate or expire without being fully exercised, the shares which have not been purchased will again become available for purposes of the Plan.

3.       Administration

         This Subplan C shall be interpreted and administered by a committee (the "Committee") consisting of not less than three (3) members of the Board of Directors of the Company (the "Board") appointed pursuant to Section 3 of Subplan A of the Plan. The interpretation and administration by the Committee of any provisions of the Plan and any option granted thereunder shall be final and conclusive on all persons having any interest therein.

         No members of the Committee or the Board shall be held liable for any action or determination made in good faith with respect to the Plan or any option granted thereunder.

4.       Option Grants

         "Eligible Directors" shall mean directors of the Company who are directors on the date of grant and who are not officers or employees of the Company. All options granted under this Subplan C shall be non-incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         (a)      Regular Options

                           Each Eligible Director who is such on the 30th day
                  following the date on which each Annual Meeting of the Stockholders of the Company (the "Annual Meeting") is held during the term of the Plan shall on such 30th day be granted a stock option to purchase 14,000 shares of Common Stock. Each such option is defined herein as a "Regular Option."

                           The date of grant of an option to an Eligible
                  Director under this Subplan C shall be the applicable day referred to immediately above.

         (b)      Discounted Options

                           (i) Subject to such other rules as the Committee may
                  adopt from time to time, during the term of the Plan, options to purchase Common Stock at a discount from fair market value on the date of grant ("Discounted Options") shall be granted to any Eligible Director who, no later than June 30, with respect to the six-month period following such date, and no later than December 31, with respect to the six-month period following such date (each six month period, a "Semi-Annual Period"), has filed with the Company an irrevocable election to receive a stock option in lieu of all or a specified portion (expressed in terms of a percentage of the Semi-Annual
                  Fee) of the Semi-Annual Fee (as defined in Subsection 4(b)
                  (iii)) earned or expected to be earned by such Director for the Semi-Annual Period specified in the election.

                           (ii) Discounted Options shall be granted to an
                  electing Eligible Director on the first day (July 1 or January
                  1) of each applicable Semi-Annual Period.

                           A separate election must be made for each Semi-Annual
                  Period, although a Director may specify that a particular election shall apply to future Semi-Annual Periods unless amended or revoked; provided, however, that no amendment or revocation may be made with respect to a Semi-Annual Period after the applicable election date for such Semi-Annual Period. The Director shall not be entitled to receive in cash any portion of the Semi-Annual Fee for which an election has been made to receive an option.

                           (iii) Option Formula. The number of shares of Common
                  Stock subject to each Discounted Option granted to any Eligible Director for a Semi-Annual Period shall be equal to the nearest number of whole shares of Common Stock, with cash payment for fractional shares, determined in accordance with the following formula:

                              Semi-Annual Fee           =    Number of Shares
                           -----------------------
                           Fair Market Value minus
                           Discounted Option Price

         "Discounted Option Price" and "Fair Market Value" shall be defined as set forth in Section 5 below. "Semi-Annual Fee" shall mean the quarterly retainer fees which the Director will be entitled to receive during a Semi-Annual Period for serving as a Director pursuant to the policy in effect for each year during the term of the Plan, but expressly excluding fees paid for attendance at or participation in meetings of the Board or any committee thereof; provided, however, that if a Director elects to receive a stock option in lieu of only a portion of the Semi-Annual Fee, the Semi-Annual Fee for purposes of the foregoing formula shall equal the portion of the Semi-Annual Fee so elected. For purposes of this Subplan C, "Semi-Annual Fee" shall also not include expenses reimbursed by the Company for attendance at or participation in meetings of the Board or any committee of the Board or fees for any other services to be provided to the Company.

5.       Option Price

         (a)      Regular Option

                           The price per share at which each Regular Option
                  granted under this Subplan C to an Eligible Director may be exercised ("Regular Option Price") shall be the fair market value of the Common Stock as determined by the closing sales price of such Common Stock on the consolidated tape of the principal exchange on which such Common Stock is traded on the date of grant, or if there are no sales on such date, on the trading day next preceding the date of grant on which a sale took place, or, if the Common Stock is not so traded, then as determined by a principal market maker for such Common Stock selected by the Committee ("Fair Market Value").

         (b)      Discounted Stock Options

                           The price per share at which each Discounted Option
                  granted under this Subplan C to an Eligible Director may be exercised (the "Discounted Option Price," the Regular Option Price and the Discounted Option Price being sometimes hereinafter referred to as the "Option Price") shall be seventy-five percent (75%) of the Fair Market Value of the Common Stock on the date the Discounted Option is granted.

         (c) In no event shall the Option Price per share for any option under this Subplan C be less than the par value per share.

6.       Terms of Grant

         Each option granted under this Subplan C shall be evidenced by and subject to the terms and conditions of an Option Grant attached hereto as Exhibit A. Each Option Grant executed and delivered to an Eligible Director shall contain the following terms and conditions. Each option shall expire 5 years from the date of grant of such option, and shall be exercisable in full beginning on or after the date which is 6 months after the date of grant thereof. Each Eligible Director to whom an option is granted may exercise such option from time to time, in whole or in part, during the period that it is exercisable, by payment of the Option Price of each share purchased. The Option Price of each share purchased shall be paid in cash, or by delivery or deemed delivery of other shares of the Company's Common Stock owned by the Eligible Director with an aggregate Fair Market Value equal to the product of the Option Price multiplied by the number of the shares to be purchased, or by withholding by the Company of the number of shares of its Common Stock otherwise issuable upon exercise of the installment with an aggregate Fair Market Value equal to the product of the Option Price multiplied by the number of the shares (including such withheld shares) to be purchased, or by delivery of irrevocable instructions to a broker promptly to pay to the Company the exercise price of the shares to be purchased, or in any combination of the forms of payment. A deemed delivery of shares shall mean the offset by the Company of a number of shares to be purchased against an equal number of shares of the Company's Common Stock owned by the Eligible Director. If, however, the applicable Committee established pursuant to Section 3 of this Subplan C determines in good faith that an exercise of an option through the delivery or deemed delivery or withholding of shares of the Company's Common Stock or through delivery of irrevocable instructions to a broker is not in the best interest of the Company, the Committee may withhold the right to so exercise the option and require payment of the purchase price in cash.

         The shares of Common Stock issued upon exercise of an option granted under this Subplan C will be acquired for investment and not with a view to distribution thereof unless there shall be an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), with respect thereto. In the event that the Company, upon the advice of counsel, deems it necessary to list upon official notice of issuance shares to be issued pursuant to the Plan on a national securities exchange or to register under the 1933 Act or other applicable federal or state statute any shares to be issued pursuant to the Plan, or to qualify any such shares for exemption from the registration requirements of the 1933 Act under the Rules and Regulations of the Securities and Exchange Commission or for similar exemption under state law, then the Company shall notify each Eligible Director to that effect and no shares of Common Stock subject to an option shall be issued until such registration, listing or exemption has been obtained. The Company shall make prompt application for any such registration, listing or exemption pursuant to federal or state law or rules of such securities exchange which it deems necessary and shall make reasonable efforts to cause such registration, listing or exemption to become and remain effective. Nothing in this Subplan C or in the Option Grant will confer upon any Eligible Director the right to continue as a director of the Company. The shares of Common Stock issued on exercise of the option shall be subject to any restrictions on transfer then in effect pursuant to the Certificate of Incorporation or Bylaws of the Company.

         Options granted under this Subplan C shall be transferable (subject to any terms and conditions imposed by the Committee) by the optionee, either directly or in trust, to one or more members of the optionee's family. Following any transfer permitted pursuant to this paragraph, of which the optionee has notified the Committee in writing, such option may be exercised by the transferee(s), subject to all terms and conditions of the Option Grant. For these purposes, the members of the optionee's family are only the optionee's:
(i) spouse; (ii) lineal descendants; (iii) lineal ancestors; and (iv) siblings and spouses and children of such siblings.

7.       Termination of Directorship

         An Eligible Director's right to participate in this Subplan C shall automatically terminate if and when such Director becomes an employee of the Company. Options granted to an Eligible


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


Director shall cease to be exercisable 6 months after the date such Director ceases to be a director for any reason other than death. If an Eligible Director ceases to be a director on account of his death, any option previously granted to him, whether or not exercisable at the date of death, may be exercised by his executor, administrator or the person or persons to whom his rights under the option shall pass by will or the applicable laws of descent and distribution, at any time within 12 months after the date of death, but in no event after the expiration of the option.

8.       Adjustment of Shares Reserved Under the Plan

         The aggregate number and kind of shares that may be issued under this Subplan C, the maximum number of shares as to which options may be granted to any individual and the Option Price per share shall be appropriately adjusted by the Board in the event of any recapitalization, stock split, stock dividend, combination of shares, or other similar change in the capitalization of the Company, but no adjustment in the Option Price shall be made which would reduce the Option Price per share to less than the par value per share.

9.       Dissolution or Reorganization

         Prior to a dissolution, liquidation, merger, consolidation, or reorganization of the Company (the "Event"), the Board may decide to terminate each outstanding option. If the Board so decides, such option shall terminate as of the effective date of the Event, but the Board shall suspend the exercise of all outstanding options a reasonable time prior to the Event, giving each optionee not less than fourteen days written notice of the date of suspension, prior to which an optionee may purchase in whole or in part the shares available to him as of the date of receipt of the notice. If the Event is not consummated, the suspension shall be removed and all options shall continue in full force and effect subject to the terms of their respective Option Grants.

10.      Amendment and Termination of Subplan C

The Board may amend, suspend, or terminate this Subplan C, including the form of Option Grant incorporated herein by reference. No such action, however, may, without approval or ratification by the shareholders, increase the maximum number of shares reserved under this Subplan C except as provided in Section 8, alter the class or classes of individuals eligible for options, or make any other change which, pursuant to the Code or regulations thereunder or Section 16(b) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, requires action by the shareholders. No such action may, without the consent of the holder of the option, alter or impair any option previously granted.


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